120



                     SEVERANCE AGREEMENT AND MUTUAL RELEASE

     This SEVERANCE AGREEMENT AND MUTUAL RELEASE ("Agreement"), dated as of January 16, 1996, by and between Cardinal Realty Services, Inc. (the "Company"), and Michael F. Carbone ("Employee").

     WHEREAS, the Company and Employee are parties to a certain Employment Agreement, dated as of June 30, 1992, as amended ("Employment Agreement");

     WHEREAS, Employee and the Company have agreed that Employee shall resign from all positions held with the Company, and its affiliates, subsidiaries and related entities; and

     WHEREAS, the Company and Employee wish to resolve any and all matters and issues between them arising from or relating to Employee's services to the Company, including his resignation therefrom.

     NOW, THEREFORE, in return for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Employee acknowledge and agree as follows:

     1. Resignation. Employee hereby resigns from any and all positions he held with the Company or its affiliated, related and subsidiary entities, including, but not limited to, his position as Vice President and Chief Financial Officer of the Company, as well as any position as an officer and director of any subsidiaries of the Company, effective January 16, 1996.

     2. Payout and Severance Period. Employee will receive payment pursuant to the terms of the Employment Agreement and other severance benefits from January 16, 1996 through December 31, 1996 (the "Severance Period").

     3. Final Compensation and Severance Benefits.

          (a) The Company will pay Employee all amounts of Employee's base compensation remaining unpaid under the Employment Agreement through December 31, 1996, less applicable tax withholdings, which amount shall be paid in accordance with the Company's past payroll practices with respect to Employee for the duration of the Severance Period. This amount represents payment in full of the Company's obligations to Employee with respect to base compensation under the terms of the Employment Agreement which Employment Agreement is hereby terminated in all other respects.

          (b) Within ten (10)  business  days after the  expiration of the seven
     (7) day period referred to in Section 15(e) of this Agreement following execution of this Agreement, the Company will pay Employee a cash bonus equal to fifty percent (50%) of Employee's annual base salary, this being a cash bonus in the amount of One Hundred Two Thousand Nine Hundred Fifty-two Dollars and Fifty Cents ($102,952.50), less applicable tax withholdings.


                                      -1 -



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                                      121





          (c) Within ten (10)  business  days after the  expiration of the seven
     (7) day period referred to in Section 15(e) of this Agreement following execution of this Agreement, the Company will pay Employee an additional cash bonus of Three Hundred Twenty-Five Thousand Dollars ($325,000).

          (d) The Company has delivered to Employee Thirty One Thousand Six Hundred Seventy-Eight (31,678) shares of the Company's common stock, without par value, as complete satisfaction for any and all shares awarded to Employee under the Company's Incentive Equity Plan, free of any forfeiture provisions or other restrictions imposed under said Plan or Employee's award agreement thereunder. The Company will deliver to Employee any additional shares to which Employee may become entitled under the terms of said Plan.

     4. Additional Consideration for Execution and Delivery of this Agreement. As additional consideration to support Employee's execution and delivery of this Agreement and his promises and undertakings hereunder, the Company will provide
Employee:

          (a) An additional cash payment in the amount of One Hundred Two Thousand Nine Hundred Fifty-Two Dollars and Fifty Cents ($102,952.50), less applicable tax withholdings;

          (b) Health and Dental insurance, as well as Employee Assistance Program benefits, at the Company's expense, through February 18, 1996. Employee's benefits will terminate after that date, subject to any right to benefit continuation under the Comprehensive Omnibus Budget Reconciliation Act.

          (c) Basic and optional life insurance benefits (not including optional life insurance benefits provided by Cincinnati Life Insurance Company), under the same terms and conditions that Employee received such benefits during his employment, through February 29, 1996. Employee has the right to convert his basic life insurance coverage to an individual policy, at Employee's own expense, within thirty (30) days from the date the coverage terminates by submitting the appropriate conversion form to Community National Life Insurance Company;

          (d) Any vested 401(k) Plan "Retirement Plan" benefits within eight (8) to ten (10) weeks after the end of the quarter in which Employee has ceased making contributions to the Retirement Plan (March, 1996). Employee will be required to complete and return appropriate election forms prior to disbursal of such benefits as may be required by the terms of the Plan and applicable law; and

          (e) A loan equal to the amount of required withholding tax attributable to the exercise of non-qualified stock options by Employee on or before the date set forth in Section 1 hereof, which loan shall bear interest at The Provident Bank prime rate and shall be repayable in full by Employee on or before twelve (12) months from the date of said loan.

     5. Proxy. Employee will execute and deliver to the Company his irrevocable proxy in the form of Exhibit A, attached hereto and incorporated herein by reference. Employee covenants that he will not take any action designed to directly or indirectly defeat the intent of his irrevocable proxy, it being understood and agreed that so long as said proxy remains in effect Employee will not exercise voting power over any capital stock of the Company within the meaning of Rule 13d-3, promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Notwithstanding anything contained herein to the contrary or otherwise, Employee shall have the right to sell, transfer, or otherwise dispose of any of all shares of Cardinal common stock held by Employee, at any time or from time to time (in accordance with applicable law), but not with a view toward violating Employee's covenants contained in the second sentence of this Section 5.

     6. Return of Equipment. Employee will return all equipment, if any, owned by the Company, including but not limited to, a laptop computer and dictation equipment.

     7. Consulting Agreement. Simultaneously with the execution of this Agreement, the Company and Employee will enter into a consulting agreement in the form of Exhibit B, a copy of which is attached hereto and incorporated herein by reference.

     8. Release by Employee

          (a) Employee, for himself and his dependents, successors, assigns, heirs, representatives, attorneys, executors and administrators (and his and their legal representatives of every kind), hereby completely and irrevocably discharges and releases the Company, its officers, directors, employees, agents, shareholders, affiliates, subsidiaries, related entities, successors and assigns from any and all claims, demands, actions, causes of action and/or liability whatsoever involving any matter arising out of or in any way related, directly or indirectly, to Employee's employment with the Company, including any positions with subsidiary or affiliated entities, compensation therefor, or the termination thereof, including, but not limited to, any claim for employment discrimination in violation of Title VII of the Civil Rights Act of 1964, 42 U.S.C. ss.2000e, et seq., the Age Discrimination in Employment Act, 29 U.S.C. ss.621, et seq., the Americans with Disabilities Act, 42 U.S.C. ss.12101, et seq., Ohio Revised Code ss.4112, Ohio Revised Code ss.4101 and any other federal, state or municipal fair employment practice or discrimination laws, statutes or ordinances, arising at any time prior to and including the effective date of this Agreement. Employee agrees that he will not seek reinstatement or reemployment with the Company or any affiliate thereof at any time in the future. This release shall not, however, apply to the obligations of the Company under this Agreement or under the Non-Qualified Stock Option Agreement and Restricted Shares Agreement between the Company and Employee.

          (b) Employee further agrees and acknowledges that he (i) has been advised by the Company to consult with legal counsel prior to executing this Agreement and the release provided for in this Section 8, (ii) has had an opportunity to consult with and has been advised by legal counsel of his choice, (iii) fully understands the terms of this Agreement and (iv) enters into this Agreement freely and voluntarily and intending to be bound.

     9. Release by the Company. The Company, on behalf of itself and its affiliated, related and subsidiary entities, successors and assigns (herein the "Corporate Releasors"), hereby releases, dismisses and forever discharges Employee, his successors, assigns, heirs, representatives, attorneys, executors and administrators from any and all claims, demands, damages, actions and/or causes of action of any kind and every description, whether known or unknown, which the Corporate Releasors now have or may have had for, upon, or by reasons of any cause whatsoever, against Employee. This release shall not, however, apply to the obligations of Employee arising under this Agreement or under the Non-Qualified Stock Option Agreement and Restricted Shares Agreement between the Company and Employee. The Company acknowledges that no monies are owed by Employee to the Company under any loan program of the Company or its subsidiaries or affiliates.

     10. Continued Availability and Cooperation.

          (a) Employee shall cooperate fully with the Company and with the Company's counsel in connection with any present and future actual or threatened litigation or administrative proceeding involving the Company, its affiliated, related or subsidiary entities, its officers, directors, shareholders, employees, agents and representatives, and its successors or assigns that relates to events, occurrences or conduct occurring (or claimed to have occurred) during the period of Employee's employment by the Company other than with respect to any action relating to this Agreement.

          (b) Employee shall be reimbursed by the Company for reasonable travel, lodging, telephone and similar expenses incurred in connection with such cooperation, which the Company shall reasonably endeavor to schedule at times not conflicting with the reasonable requirements of Employee or any future employer of Employee or with the requirements of any third party with whom Employee has a business relationship that provides remuneration to Employee. Employee shall not unreasonably withhold his availability for such cooperation.

     11. Successors and Binding Agreement.

          (a) This Agreement shall be binding upon and inure to the benefit of the Company and any successor of or to the Company, including, without limitation, any persons acquiring directly or indirectly all or substantially all of the business and/or assets of the Company whether by purchase, merger, consolidation, reorganization or otherwise (and such successor shall thereafter be deemed included in the definition of the Company for the purposes of this Agreement), but shall not otherwise be assignable or delegable by the Company.

          (b) This Agreement shall inure to the benefit of and be enforceable by Employee, his personal or legal representatives, executors, administrators, successors, heirs, distributees and/or legatees.

          (c) This Agreement is personal in nature and neither of the parties hereto shall, without the consent of the other party, assign, transfer or delegate this Agreement or any rights or obligations hereunder except as expressly provided in Sections 11(a) and 11(b) of this Agreement.

          (d) This Agreement is intended to be for the exclusive benefit of the parties hereto, and except as provided in subsection (a) of this Section 11, no third party shall have any rights hereunder.

     12. Confidentiality and Statements to Third Parties.

          (a) Except as otherwise required by law, regulation, or legal process, or except with the prior written consent of the Company, Employee will not disclose the terms of this Agreement to anyone other than members of his immediate family, his accountants, or his legal advisors, as necessary, and Employee will require that they and their agents take all reasonable steps to maintain the confidentiality hereof. Unless otherwise agreed to in writing by Employee and except as otherwise required by law, regulation, or legal process, the Company will disclose the terms of this Agreement only to such of its officers, directors, and employees of the Company, the Company's legal advisors and accountants, and other third parties who have a genuine business interest or need in learning such information.

          (b) Neither Employee nor the Company shall, directly or indirectly, make or cause to be made any statements to any third parties criticizing or disparaging the other or commenting adversely on the character or business reputation of the other, but this provision shall not limit the ability or responsibility of either party to respond to the best of its knowledge to administrative or regulatory inquiries or to testify to the best of its knowledge in legal proceedings.

          (c) Employee agrees not to disclose, divulge, discuss, copy or otherwise use or suffer to be used in any manner, in competition with, or adverse to the interests of, the Company or any of the Company's subsidiaries, affiliates or related entities, customer lists, product research, pricing information, the Company's trade secrets or any other information that would provide the Company's competitors with information about the Company's methods, goals, or customers, it being acknowledged by Employee that all such information regarding the Company's business and the Company's subsidiaries, affiliates and related entities compiled or obtained by, or furnished to, Employee while Employee was employed by or associated with the Company is confidential information and the Company's exclusive property.

     13. Notices. For all purposes of this Agreement, all communications provided for herein shall be in writing and shall be deemed to have been duly given when delivered, addressed (a) to the Company (to the attention of the Chief Executive Officer at its principal executive offices located at 6954 Americana Parkway, Reynoldsburg, Ohio 43068, and (b) to Employee at his principal residence at One Oakledge Road, Bronxville, New York 10708, or to such other address as either party may have furnished to the other in writing and in accordance herewith. Notices of change of address shall be effective only upon receipt.

     14. Governing Law. The validity, interpretation, construction and performance of this Agreement (and every other issue arising hereunder) shall be governed by the laws of the State of Ohio, without giving effect to the principles of conflict of laws of such state.

     15.  Miscellaneous.   The  Company  and  Employee  hereby  acknowledge  and
understand that:

          (a) Each has had the opportunity to review and consider the terms of this Agreement for a period of forty-five (45) days;

          (b) Each has had the opportunity to receive counsel regarding their respective rights, obligations and liabilities;

          (c) Nothing in this Agreement is or shall be construed as an admission by the Company or the Employee of any breach of any agreement or any intentional or unintentional wrongdoing of any nature with respect to either party;

          (d) Neither Employee nor the Company has made any representations concerning the terms or effects of this Agreement other than those contained in this Agreement, and this Agreement may not be modified or terminated orally;

          (e) The terms of this Agreement are not effective or enforceable until seven (7) days after its execution, during which period Employee may revoke this Agreement;

          (f) The Company provided Employee,  at the beginning of the forty-five
     (45) day period referred to in subparagraph (a) above, a list of the individuals being offered similar severance packages in connection with the termination of such individuals' employment, and the eligibility factors and time limits applicable to the severance packages being offered. In addition, Employee has been informed, at the same time, of the job titles and ages of those being offered similar severance packages and the ages of all individuals in the same job classification not being offered similar severance packages.

          (g) It is the Company's view that the benefits provided Employee herein are in excess of the benefits to which he would otherwise be contractually entitled as of the date of this Agreement;

          (h) The death or disability of Employee following the execution of this Agreement shall not affect or revoke this Agreement or any of the obligations of the parties hereto. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Employee and the Company. No waiver by either party hereto at any time of any breach by the other party hereto or compliance with any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, expressed or implied, with respect to the subject matter hereof have been made by any of the parties that are not set forth expressly in this Agreement and every one of them (if, in fact, there have been any) is hereby terminated without liability or any other legal effect whatsoever; and

          (i) Except as provided for in this Agreement and in a certain Consulting Agreement between the Company and Employee dated as of the date of this Agreement, all compensation and other payments due Employee as a result of his employment with the Company have been paid in full and Employee is not entitled to any additional salary, bonus or other payments whatsoever.

     16. Entire Agreement. This Agreement (together with the other documents and supporting information delivered simultaneously herewith, including without limitation, said Consulting Agreement) shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof and shall supersede all prior verbal or written agreements, covenants, communications, understandings, commitments, representations or warranties, whether oral or written, by any party hereto or any of its representatives pertaining to such subject matter.

     17. Validity. The validity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement which shall nevertheless remain in full force and effect.

     18.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Agreement.

     19. Captions and Section Headings. Captions and section headings used herein are for convenience and are not part of this Agreement and shall not be used in construing it.

     20. Further Assurances. Each party hereto shall execute such additional documents, and do such additional things, as may reasonably be requested by the other party to effectuate the purposes and provisions of the Agreement.

     IN WITNESS WHEREOF, the undersigned parties have hereunto executed this Severance Agreement and Mutual Release as of the day and date first above written.

                                     CARDINAL REALTY SERVICES, INC.

                                     By: /s/ John Bartling, Jr.
                                         ------------------
                                         John Bartling, Jr.

                                     Its:  President and Chief Executive Officer


                                     /s/ Michael F. Carbone
                                         ------------------
                                         MICHAEL F. CARBONE

                                              CARDINAL REALTY SERVICES, INC.
                                              6954 Americana Parkway
                                              Reynoldsburg, Ohio 43068


July 1, 1996



Dear Michael:

         In connection with the termination of your employment effective as of January 16, 1996, attached is a Severance Agreement and Mutual Release which includes a severance package providing for salary and benefit continuation. However, in order to receive the enhanced severance package outlined, you will be required to execute the Severance Agreement and Mutual Release.

         By entering into the Severance Agreement and Mutual Release, you will be specifically waiving and releasing all rights you may have against Cardinal Realty Services, Inc. including, but not limited to, any rights you may have under the Age Discrimination in Employment Act. Before entering into the Severance Agreement and Mutual Release, you are advised to consult with an attorney. By law you must be afforded 45 days in which to consider the Severance Agreement and Mutual Release. Thus, the opportunity to enter into the Severance Agreement and Mutual Release shall remain available to you through August 15, 1996.

         In addition, the law requires that we give you certain information regarding the severance package and who is eligible for the same. Similar severance packages are being offered to those Vice Presidents being asked to resign. Only those Vice Presidents being asked to resign are being offered such packages. As noted previously, you have forty-five (45) days in which to consider this severance offer. As you are aware, there are six Vice Presidents. Four Vice Presidents are being offered a severance package. Their ages are 48, 49, 56, and 56. The two Vice Presidents not being offered such severance packages are ages 43 and 44.

         If you have any questions, please do not hesitate to contact me.

                                               Sincerely yours,


                                           /s/ John B. Bartling, Jr.,
                                               Chief Executive Officer

July 1, 1996



Cardinal Realty Services, Inc.
6954 Americana Parkway
Reynoldsburg, Ohio 43068
Attention: John B. Bartling, Jr.


Dear John:

         I understand I have 45 days to consider the severance offer made by Cardinal Realty Services, Inc., but I wish to waive the right to consider its offer for this period of time. I have thoroughly reviewed the offer, understand it, and wish to accept it immediately.

Sincerely,


/s/ Michael F. Carbone
    ------------------
    Michael F. Carbone

                                IRREVOCABLE PROXY


     The undersigned hereby irrevocably appoints ___________________________ and ______________________________ or either of them, each with the power to appoint h___ substitute, as proxies of the undersigned to vote and give consents with respect to all shares of the Common Stock, without par value, of Cardinal Realty Services, Inc., an Ohio corporation ("Cardinal"), which the undersigned would be entitled to vote now or hereafter, as fully as the undersigned could vote and give consents in person at any annual or special meeting of shareholders of Cardinal or with respect to any actions taken by the written consent of shareholders of Cardinal, upon any and all matters to come before the shareholders of Cardinal.

     The undersigned hereby acknowledges that this proxy is irrevocable and is given for consideration and is coupled with an interest, to-wit: Cardinal and the undersigned have on this date entered into a Severance Agreement providing for the payment of monies and other benefits to the undersigned in exchange for, inter alia, this proxy.

         This proxy has been made and given at Columbus, Ohio and shall be interpreted in accordance with the laws of the State of Ohio, without giving effect to the conflict of law provisions thereof. This proxy shall be in effect irrevocably until the earlier of (i) a sale of all of the undersigned's shares of Cardinal Common Stock (at a time when the undersigned has no unexercised or unexpired options or other rights to purchase Cardinal Common Stock) in good faith to a bona fide purchaser; or (ii) the later of three (3) years from the date hereof or the date of the final adjournment of Cardinal's annual meeting of shareholders held in 1999.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of July, 1996.



                      /s/ Michael F. Carbone
                          ------------------
                          MICHAEL F. CARBONE









                                   EXHIBIT "A"

                              CONSULTING AGREEMENT


     THIS  CONSULTING  AGREEMENT  ("Agreement")  is made as of the  16th  day of
January,  1996,  by  and  between  CARDINAL  REALTY  SERVICES,   INC.,  an  Ohio
corporation (the "Company") and MICHAEL F. CARBONE ("Consultant").

     WHEREAS, the Company desires to secure for itself the services of Consultant by retaining Consultant as a consultant to the Company, under the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereto agree as follows:

     1. Consulting Services; Availability. For a one-year period beginning June ____, 1996, unless mutually extended by the parties in writing (the "Consulting Period"), the Company shall retain Consultant as a part-time, independent consultant with respect to the Company's finances and business. Consultant shall perform such consulting services in such a manner and on such dates as Consultant and Company agree. During the Consulting Period, Consultant shall make himself available to the Company no less than twelve (12) hours each thirty
(30) day period (the "minimum service requirement") to render such advice and assistance regarding financial and business matters as may be reasonably requested of Consultant by the Company.

     2. Consulting Payments.

          (a) In consideration of the services to be performed by Consultant pursuant to the provisions of Paragraph 1 above, the Company shall pay to Consultant, concurrently with the execution of this Agreement, the sum of One Hundred Fifty Thousand Dollars ($150,000).

          (b) In addition to the amount payable in Paragraph 2(a) above, Consultant shall be paid an incentive fee ("Fee") based on the amount of any financings obtained by Company from any financing sources solicited by Consultant and presented to Company by Consultant after the date hereof which financings are completed during the Consulting Period or within one year thereafter. The Fee shall be paid at the closing and initial funding of each financing. The Fee for any financing shall be at then market rates as agreed upon between Company and Consultant. Consultant shall obtain and keep all state or federal licenses, if any, that are necessary for Consultant lawfully to be paid any Fee under this Paragraph 2(b).

     3. Expense Reimbursement. During the Consulting Period, Consultant shall be entitled to reimbursement of all expenses reasonably incurred by Consultant in connection with Consultant's performance of consulting services hereunder (but no expenses under paragraph 2(b) hereof shall be incurred without first obtaining Company's written approval), provided that Consultant submits to the Company invoices or other documentary verifications of the amounts thereof.

     4. Death or Permanent Disability. In the event of death or permanent disability of Consultant during the one year consulting period referred to in Paragraph 1 above, Consultant or his estate shall have no obligation to return or refund to the Company the payment to Consultant

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provided  for  in  Paragraph  2(a)  above.   For  purposes  of  Paragraph  2(b),
Consultant's death or permanent disability shall not affect the Company's obligation to pay any Fee earned thereunder as described in said Paragraph 2(b), and the Consulting Period, for such purposes, shall be deemed to continue for the full one year period thereof.

     5. Assignment. Without the written consent of the Company, Consultant shall have no right to assign or otherwise transfer any rights created under this Agreement. This Agreement shall be binding upon, and shall inure to the benefit of, the Company and its successors and assigns, and Consultant and Consultant's legal representatives, heirs, successors and permitted assigns.

     6. Relationship. The Company and Consultant expressly acknowledge and agree that the consulting services to be provided by Consultant under this Agreement shall be performed as an independent contractor, and not as an agent or employee of the Company. The parties also expressly acknowledge and agree that with respect to any payments made to Consultant hereunder, the Company shall not: (i) withhold or pay FICA or other Federal, state, or local income or other taxes; or
(ii) comply with or contribute to state worker's compensation, unemployment or other funds or programs. The Company shall make all appropriate filings in connection with the payment of any monies hereunder to the Consultant including the filing of Form 1099. Consultant also acknowledges that as an independent contractor Consultant will not be given the right to participate in any employee benefit or insurance plan or any other plan or other fringe benefit which is maintained, established or provided by the Company for its employees. Nothing herein, however, shall be construed to adversely affect the rights of Consultant, or relieve the Company of any obligations under the Severance Agreement and Mutual Release dated the date hereof, between the Company and Employee (the "Severance Agreement").

     7. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Rules of the American Arbitration Association then pertaining in the City of Columbus, Ohio and judgment upon the award rendered by the Arbitrator or Arbitrators may be entered in any Court having jurisdiction thereof. The Arbitrator or Arbitrators shall be deemed to possess the powers to issue mandatory orders and restraining orders in connection with such arbitration.

     8. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Ohio, without giving effect to the conflict of laws provisions thereof.

     9. Entire Agreement. This Agreement, together with the Severance Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous written or oral conversations, agreements or discussions concerning the subject matter hereof.

     10. Validity. The validity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement which shall nevertheless remain in full force and effect.

     11.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

     12. Captions and Section Headings. Captions and section headings used herein are for convenience and are not part of this Agreement and shall not be used in construing it.

     13. Further Assurances. Each party hereto shall execute such additional documents, and do such additional things, as may reasonably be requested by the other party, to effectuate the purposes and provisions of the Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        CARDINAL REALTY SERVICES, INC.

                                        By:  /s/ John B. Bartling, Jr.
                                             -------------------------
                                                 John B. Bartling, Jr.

                                        Its: President and
                                             Chief Executive Officer

                                               /s/  Michael F. Carbone
                                                    ------------------
                                                    Michael F. Carbone

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